Exhibit 10.17

HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AWARD AGREEMENT

ISO No. _______________	Grant Date: _______________

This Incentive Stock Option Award (“ISO”) is granted by Heritage Financial Group (“Company”) to [Name] (“Option Holder”) in accordance with the terms of this Incentive Stock Option Award Agreement (“Agreement”) and subject to the provisions of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

1.
ISO Award.  The Corporation grants to Option Holder ISOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share.  These ISOs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

2.	Vesting Dates: The ISOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6:

ISOs for
Vesting Date	Number of Shares Vesting

[Over at least 5 years beginning one year from the Grant Date.]	[20% or less in each annual installment]

3.
Exercise:  The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the ISOs during the Exercise Period by giving written notice to the Secretary of the Company in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100, unless ISOs for fewer Shares remain unexercised.  The exercise date is the date the Exercise Notice is received by the Company.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Albany, Georgia time, on the date 10 years [five years for over 10% owners of Company on the Grant Date] after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any ISOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased.  Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Company, or (b) by delivering Shares of the Company already owned by the Option Holder for a period of more than six months as of the exercise date and having a Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid, or (c) a combination of cash and such Shares.

4.
Related Awards:       These ISOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR Nos. ___.  Any related stock appreciation rights do not receive the special tax treatment afforded the ISOs.  To the extent any of the related stock appreciation rights are exercised, the ISOs shall terminate with respect to the same number of Shares.]

5.
Transferability.  The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any ISOs, except in the event of the Option Holder’s death, by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

6.
Termination of Service.  If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any ISOs that have not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire three months after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately.  If the Option Holder’s Service terminates on account of the Option Holder’s death or Disability, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period shall expire one year after that termination of Service.

7.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control. [May be modified at Committee’s election for 280G purposes for executive officers.]

8.	Option Holder’s Rights. The ISOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Company.

9.
Delivery of Shares to Option Holder.  Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Company shall issue and deliver to the Option Holder (or other person validly exercising the ISO) a certificate or certificates representing the Shares of Common Stock being purchased, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law.  The Company’s obligation to deliver a stock certificate for Shares purchased in the exercise of an ISO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder’s Beneficiary) in such form as the Committee requires.  The Company shall not be required to delivery stock certificates for Shares purchased prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.
Notice of Sale of Shares.  The Option Holder (or other person who received Shares from the exercise of the ISOs) shall give written notice to the Company promptly in the event of the sale or other disposition of Shares received from the exercise of the ISOs within either: (a) two years from the Grant Date; or (b) one year from the exercise date for the ISOs exercised.

11.
Adjustments in Shares.  In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by the ISOs or the Exercise Price of the ISOs.  The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 11.

12.
Tax Withholding.  The Company shall have the right to require the Option Holder to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

13.
Plan and Committee Decisions are Controlling.  This Agreement, the award of ISOs to the Option Holder and the issuance of Shares upon the exercise of the ISOs are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of ISOs or the issuance of Shares upon the exercise of the ISOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

14.
Option Holder’s Employment.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Option Holder’s service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

15.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

16.
Loss of ISO Status.  If any of the ISOs fail, for any reason, to qualify for the special tax treatment afforded the ISOs, they shall be treated as Non-Qualified Stock Options under the Plan.  The ISOs will lose ISO status: (a) if the Option Holder is not an employee of the Company or its Affiliates from the Grant date through the date three months before the exercise date; or (b) if the Shares acquired upon the exercise of the ISO are sold or disposed of within one of the time periods described in Section 10.

17.
Option Holder Acceptance.  The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERITAGE FINANCIAL GROUP, INC.

By
Its

ACCEPTED BY OPTION HOLDER

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon Option Holder’s death:

HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

NQSO No. _______________	Grant Date: _______________

This Non-Qualified Stock Option Award (“NQSO”) is granted by Heritage Financial Group (“Company”) to [Name] (“Option Holder”) in accordance with the terms of this Non-Qualified Stock Option Award Agreement (“Agreement”) and subject to the provisions of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

18.
NQSO Award.  The Corporation grants to Option Holder NQSOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share.  These NQSOs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

19.	Vesting Dates: The NQSOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6:

NQSOs for
Vesting Date	Number of Shares Vesting

[Over at least 5 years beginning one year from the Grant Date.]	[20% or less in each annual installment]

20.
Exercise:  The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the NQSOs during the Exercise Period by giving written notice to the Secretary of the Company in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100, unless options for fewer Shares remain unexercised.  The exercise date is the date the Exercise Notice is received by the Company.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Albany, Georgia time, on the date 10 years after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any NQSOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased.  Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Company, or (b) by delivering Shares of the Company already owned by the Option Holder for a period of more than six months as of the exercise date and having a Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid, or (c) a combination of cash and such Shares.

21.
Related Awards:  These NQSOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR Nos. ___.  To the extent any of the related stock appreciation rights is exercised, the NQSOs shall terminate with respect to the same number of Shares.]

22.
Transferability.  The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any NQSOs, except in the event of the Option Holder’s death, by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the Option Holder to transfer one or more NQSOs to the Option Holder’s Family Members, as provided in the Plan.

23.
Termination of Service.  If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any NQSOs that have not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire three months after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately.  If the Option Holder’s Service terminates on account of the Option Holder’s death or Disability, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period shall expire one year after that termination of Service.

24.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers.]

25.	Option Holder’s Rights. The NQSOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Company.

26.
Delivery of Shares to Option Holder.  Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Company shall issue and deliver to the Option Holder (or other person validly exercising the NQSO) a certificate or certificates representing the Shares of Common Stock being purchased, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law.  The Company’s obligation to deliver a stock certificate for Shares purchased in the exercise of an NQSO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder’s Beneficiary) in such form as the Committee requires.  The Company shall not be required to deliver stock certificates for Shares purchased prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

27.
Adjustments in Shares.  In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by the NQSOs or the Exercise Price of the NQSOs.  The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

28.
Tax Withholding.  The Company shall have the right to require the Option Holder to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

29.
Plan and Committee Decisions are Controlling.  This Agreement, the award of NQSOs to the Option Holder and the issuance of Shares upon the exercise of the NQSOs are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of NQSOs or the issuance of Shares upon the exercise of the NQSOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

30.
Option Holder’s Employment.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Option Holder’s service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

31.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

32.
Option Holder Acceptance.  The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERITAGE FINANCIAL GROUP, INC.

By
Its

ACCEPTED BY OPTION HOLDER

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon Option Holder’s death:

HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

RSU No. _______________	Grant Date: _______________

This Restricted Stock Unit Award (“RSU”) is granted by Heritage Financial Group, Inc. (“Company”) to [Name] (“Grantee”) in accordance with the terms of this Restricted Stock Unit Award Agreement (“Agreement”) and subject to the provisions of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

33.
RSU Award.  The Company makes this RSU Award of [Number] RSUs to Grantee.  These RSUs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in the Article VII of the Plan.

34.
Vesting Dates:  The RSUs shall vest upon the Grantee’s termination of Service (excluding Termination for Cause), provided, however, that if such termination of Service occurs within [5] years of the Grant Date, the RSUs shall vest as follows:

Vesting Date	Number of Shares Vesting

[Over at least 5 years beginning one year from the Grant Date.]	[20% or less in each annual installment]

35.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any RSUs that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution.

36.
Termination of Service.  If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any RSUs that have not vested as of the date of that termination shall be forfeited to the Company.  The RSUs never vest in the event of a Termination for Cause.  If the Grantee’s Service terminates on account of the Grantee’s death or Disability, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

37.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all RSUs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers.]

38.
Grantee’s Rights.  The Grantee shall have no shareholder voting rights and shall not be entitled to receive shareholder dividends and other distributions with respect to the RSUs.  The Grantee will receive these rights only upon the issuance of Shares upon the vesting of the RSUs.  The Company’s obligation to issue Shares upon the vesting of the RSUs is an unfunded and unsecured promise of the Company, and the rights of the Grantee hereunder are no greater than those of an unsecured general creditor.  No assets of the Company will be held or set aside as security for the obligations of the Company under this Agreement.

39.
Delivery of Shares to Grantee.  Upon the vesting of any RSUs, the Company shall deliver only to the Grantee (or, if applicable, the Grantee’s Beneficiary or estate) a certificate in respect of the amount of Shares represented by the RSUs.  The Company’s obligation to deliver a stock certificate for these Shares can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee’s Beneficiary) in such form as the Committee requires.  The Company shall not be required to deliver stock certificates for these Shares prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

40.
Adjustments in RSUs.  In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of RSUs or class of securities of the Company covered by this Agreement.  Any additional RSUs or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 8.

41.	Tax Status. The RSUs are intended to comply with the provisions of Internal Revenue Service Notice 2005-1 for an exemption from Section 409A of the Code.

42.
Tax Withholding.  The Company shall have the right to require the Grantee to pay to the Company the amount of any tax that the Company is required to withhold with respect to the RSUs or Shares issued upon the vesting of the RSUs, or in lieu thereof, to retain or sell without notice, a sufficient number of those Shares to cover the minimum amount required to be withheld.

43.
Plan and Committee Decisions are Controlling.  This Agreement, the award of RSUs and issuance of Shares upon the exercise of the RSUs to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of RSUs or the issuance of Shares upon the exercise of the RSUs shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

44.
Grantee’s Employment.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

45.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

46.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERITAGE FINANCIAL GROUP, INC.

By
Its

ACCEPTED BY GRANTEE

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the RSUs upon Grantee’s death:

HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

RS No. _______________	Grant Date: _______________

This Restricted Stock Award of Shares (“Restricted Stock”) is granted awarded by Heritage Financial Group, Inc. (“Company”) to [Name] (“Grantee”) in accordance with the terms of this Restricted Stock Award Agreement (“Agreement”) and subject to the provisions of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

47.
Restricted Stock Award.  The Company makes this Restricted Stock Award of [Number] Shares to Grantee [in exchange for a payment of $________].  These Shares are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in the Article VII of the Plan.

48.	Vesting Dates: The Shares shall vest as follows:

Vesting Date	Number of Shares Vesting

[Over at least 5 years beginning one year from the Grant Date.]	[20% or less in each annual installment]

49.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any Shares that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution.

50.
Termination of Service.  If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any Shares that have not vested as of the date of that termination shall be forfeited to the Company.  If the Grantee’s Service terminates on account of the Grantee’s death or Disability, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

51.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers.]

52.
Stock Power.  The Grantee agrees to execute a stock power with respect to each stock certificate reflecting the Shares in favor of the Company.  The Shares shall not be issued by the Company until the required stock powers are delivered to the Company.

53.
Certificates for Shares.  The Company shall issue stock certificates in the name of the Grantee reflecting the Shares vesting on each Vesting Date in Section 2.  The Company shall retain these certificates until the Shares represented thereby become vested.  These certificates shall bear the following legend:

The common stock evidenced hereby is subject to the terms of an Award Agreement between Heritage Financial Group, Inc. and the [name] dated [grant date] made pursuant to the terms of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Heritage Financial Group, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

54.
Grantee’s Rights.  As the owner of all Shares that have not vested, the Grantee shall be paid dividends by the Company with respect to those Shares at the same time as they are paid to other holders of the Company’s common stock.  The Grantee may exercise all voting rights appurtenant to the Shares.  [May be modified at Committee’s election, if desired.]

55.
Delivery of Shares to Grantee.  Upon the vesting of any Shares, the restrictions in Sections 3 and 4 shall terminate, and the Company shall deliver only to the Grantee (or, if applicable, the Grantee’s Beneficiary or estate) a certificate (without the legend referenced in Section 7) and the related stock power in respect of the vesting Shares.  The Company’s obligation to deliver a stock certificate for vested Shares can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee’s Beneficiary) in such form as the Committee requires.  The Company shall not be required to deliver stock certificates for vested Shares prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

56.
Adjustments in Shares.  In the event any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by this Agreement.  Any additional Shares or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

57.
Tax Election.  The Grantee understands that an election may be made under Section 83(b) of Code to accelerate the Grantee’s tax obligation with respect to receipt of the Shares from the Vesting Dates to the Grant Date by submitting an election to the Internal Revenue Service substantially in the form attached hereto.

58.
Tax Withholding.  The Company shall have the right to require the Grantee to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

59.
Plan and Committee Decisions are Controlling.  This Agreement and the award of Shares to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement or the award of Shares shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

60.
Grantee’s Employment.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

61.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

62.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERITAGE FINANCIAL GROUP, INC.

By
Its

ACCEPTED BY SAR HOLDER

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the Shares upon Grantee’s death:

STOCK POWER

(One stock power for each stock certificate issued)

For value received, I hereby sell, assign, and transfer to Heritage Financial Group, Inc. (the “Corporation”) ____________ shares of the capital stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate Nos. ____________________ and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.

Dated:

In the presence of:

 83(b) ELECTION FORM

TO:         Internal Revenue Service Center
[Address where the employee files his or her personal income tax return]

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

Name:
Address:

Social Security Number ____ - __ - ____

Property with respect to which this Election is made: _____ shares of the common stock of Heritage Financial Group.

Date of Grant or Transfer: ____________, _____.

Taxable Year for which Election is made:  Calendar Year _____.

Nature of the Restrictions to which the Property is Subject:  (i) a vesting schedule pursuant to which the taxpayer will not be fully vested in the property until ___________.

Fair Market Value of the Property upon receipt by taxpayer ______.

Amount Paid for the Property: ____________.

Copies of this Election have been furnished to ___________________________.

A copy of this Election also shall be attached to my IRS Form 1040 for calendar year _____.

Date	Signature

RS- 1

HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

SAR No. _______________	Grant Date: _______________

This Stock Appreciation Right Award (“SAR”) is granted by Heritage Financial Group, Inc. (“Company”) to [Name] (“SAR Holder”) in accordance with the terms of this Stock Appreciation Right Award Agreement (“Agreement”) and subject to the provisions of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

63.
SAR Award.  The Corporation grants to SAR Holder SARs to purchase [Number] Shares at an Exercise Price of $[Number] per Share.  Each SAR gives the SAR Holder a right to receive a payment in Shares with an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the Exercise Price of the SAR.  No fractional shares or cash in lieu of fractional shares shall be issued.  These SARs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

64.	Vesting Dates: The SARs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6:

SARs for
Vesting Date	Number of Shares Vesting

[Over at least 5 years beginning one year from the Grant Date.]	[20% or less in each annual installment]

65.
Exercise:  The SAR Holder (or in the case of the death of the SAR Holder, the designated legal representative or heir of the SAR Holder) may exercise the SARs during the Exercise Period by giving written notice to the Secretary of the Company in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100, unless options for fewer Shares remain unexercised.  The exercise date is the date the Exercise Notice is received by the Company.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Albany, Georgia time, on the date 10 years after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any SARs not exercised as of the close of business on the last day of the Exercise Period shall be canceled without consideration at that time.

RS- 2

66.
Related Awards:  These SARs [are not related to any other Award under the Plan.] or [are related to stock options granted on the Grant Date and designated ISO or NQSO Nos. ___.  To the extent any of the related stock options are exercised, the SARs shall terminate with respect to the same number of Shares.]

67.
Transferability.  The SAR Holder may not sell, assign, transfer, pledge or otherwise encumber any SARs, except in the event of the SAR Holder’s death, by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the SAR Holder to transfer one or more SARs to the SAR Holder’s Family Members, as provided in the Plan.

68.
Termination of Service.  If the SAR Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the SAR Holder, any SARs that have not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire three months after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately.  If the SAR Holder’s Service terminates on account of the SAR Holder’s death or Disability, the Vesting Date for all SARs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period shall expire one year after that termination of Service.

69.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all SARs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers.]

70.	SAR Holder’s Rights. The SARs awarded hereby do not entitle the SAR Holder to any rights of a shareholder of the Company.

71.
Delivery of Shares to SAR Holder.  Promptly after receipt of an Exercise Notice, the Company shall issue and deliver to the SAR Holder (or other person validly exercising the SAR) a certificate or certificates representing the Shares of Common Stock being purchased, registered in the name of the SAR Holder (or such other person), or, upon request, in the name of the SAR Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the SAR Holder (or such other person) pursuant to applicable state law.  The Company’s obligation to deliver a stock certificate for Shares purchased in the exercise of an SAR can be conditioned upon the receipt of a representation of investment intent from the SAR Holder (or the SAR Holder’s Beneficiary) in such form as the Committee requires.  The Company shall not be required to deliver stock certificates for Shares purchased prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

72.
Adjustments in Shares.  In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, may adjust the number of Shares or class of securities of the Company covered by the SARs or the Exercise Price of the SARs.  The SAR Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

RS- 3

73.
Tax Withholding.  The Company shall retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld at the exercise of a SAR.  The Company shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

74.
Plan and Committee Decisions are Controlling.  This Agreement, the award of SARs to the SAR Holder and the issuance of Shares upon the exercise of the SARs are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of SARs or the issuance of Shares upon the exercise of the SARs shall be binding and conclusive upon the SAR Holder, any Beneficiary of the SAR Holder or the legal representative thereof.

75.
SAR Holder’s Employment.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the SAR Holder’s service or employment as a director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the SAR Holder.

76.	Tax Status. The SARs are intended to comply with the provisions of Internal Revenue Service Notice 2005-1 for an exemption from Section 409A of the Code.

77.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the SAR Holder without the SAR Holder’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the SAR Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate by reason any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.

78.
SAR Holder Acceptance.  The SAR Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

RS- 4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HERITAGE FINANCIAL GROUP, INC.

By
Its

ACCEPTED BY SAR HOLDER

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The SAR Holder designates the following Beneficiary to receive the Shares upon SAR Holder’s death:

RS- 5